SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                           Current Report Pursuant to
                             Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of Earliest Event Reported):   June 17, 1998




                             THE CHERRY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)




                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)





        0-8955                                    36-2977756
(Commission File Number)        (I.R.S. Employer Identification Number)



3600 Sunset Avenue, Waukegan, Illinois                     60087
(Address of Principal Executive Offices)                (Zip Code)



                                 (847) 662-9200
              (Registrant's Telephone Number, Including Area Code)



ITEM 5.   OTHER EVENTS.

     On June 17, 1998, Registrant issued a press release announcing first quarter earnings and the impact of the General Motors strike. Such press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  EXHIBITS

          Exhibit Number      Description

               99.1           Press Release dated June 17, 1998




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              THE CHERRY CORPORATION



                              By: /s/ Dan A. King
                                  Dan A. King
                                  Vice President of Finance



Dated:  June 18, 1998